SPDR® Index Shares Funds

SPDR S&P® Emerging Middle East & Africa ETF

SPDR S&P International Dividend ETF

(each, a “Fund”)

Supplement dated March 14, 2017

to the Prospectus dated January 31, 2017, as supplemented,

and the Statement of Additional Information (“SAI”)

dated January 31, 2017

Effective March 16, 2017 (the “Effective Date”), the number of Fund Shares required for a Creation Unit of each Fund will change from 100,000 to 50,000. As a result, as of the Effective Date, all references in the Prospectus and SAI to the number of Fund Shares required for a Creation Unit of each Fund are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GAFDWXSUPP2017